Translation

Stock Equity Transfer Agreement

in relation to

Shanxi Taizihu Food Co., Ltd.

and

Shanxi Huichun Bean Products Co., Ltd.

Party A: He Hao; identity card No. 14621196712090054

Address: No. 402, Unit 1, Er Yun Family Block, Qu Wo Xian, Shanxi Province, China; Postal code: 043400

Party B: Xu Qinghe ; identity card No. 14262119680826221X

Address: No. 81, Nan Jie Xiang, Dong Ning Village, Shi Cun County, Qu Wo Xian, Shanxi Province, China;

Postal code: 043400

Party C: Xie Jinqing; identity card No. 142602196708210050

Address: No. 47, North 1 Hutong, Er Xiang West, Hui Bin Street, Houma City, Shanxi Province, China;

Postal code: 043000

Party D: Beijing Kanggang Food Development Co. Ltd

Legal Representative: Liu Jiming

Address: No. 168, Kangjia Gou, Jianguo East Road, Chaoyang District, Beijing, China; Posal code: 100025

Party E: Redsun Technology (Shenzhen) Co. Limited;

Legal Representative: Ding Yunlin

Address: 1st Floor, Block 96, Xia Henliang, Tongshen Community, Daliang Jie Road, Bao An District, Shenzhen City, Postal Code: 518000

Party A, Party B, Party C (together with Party D hereinafter collectively called the “Transferors”) and Party E (hereinafter called the “Transferee”) in respect of the transfers of stock equity of Shanxi Taizihu Food Co. Ltd. (hereinafter called “Taizihu”) and Party D and Party E in respect of the transfers of stock equity of Shanxi Huichun Bean Products Co., Ltd. (hereinafter called the “Huichun”), through equal, voluntary and friendly negotiations, agreed in Beijing on February 2, 2012 as follows:

Article I – Stock Equity Transfer Price and Terms of Payment

1.	Party A shall transfer its shareholdings representing 50% in the registered share capital of Taizihu (hereinafter called the “Stock Equity”) to Party E, at the price of RMB14,773,222.

2.	Party B shall transfer its shareholdings representing 32.5% in the registered share capital of Taizihu (hereinafter called the “Stock Equity”) to Party E, at the price of RMB9,602,594.

3.	Party C shall transfer its shareholdings representing 17.5% in the registered share capital of Taizihu (hereinafter called the “Stock Equity”) to Party E, at the price of RMB5,170,628.

4.	Party D shall transfer its shareholdings representing 15% in the registered share capital of Huichun (hereinafter called the “Stock Equity”) to Party E, at the price of RMB5,158,556.

5.	Party E shall purchase the above Stock Equities at the prices mentioned above.

6.	Upon execution of this Agreement, the Transferee shall settle payments of the above purchase prices within 15 days with the respective Transferors in respect of the transfers of the Stock Equities.

7.	Effective signing hereof, Party E shall become the shareholder of Taizihu and Huichun respectively, and thereafter shall enjoy the profits and bear the losses of Taizihu and Huichun, in accordance with the shareholding ratio in and the provisions of the charters of Taizihu and Huichun respectively.

Article II - Warranties

1.	The Transferors warrant that the Stock Equities to be respectively transferred to the Transferee are the authentic contributions of the Transferors to Taizihu and Huichun and are legally owned by the Transferors who possess the complete rights of ownership and disposition thereof. The Transferors further warrant that there is no mortgage, pledge or securities over the Stock Equities which are free from any third party’s recourse. The Transferors shall bear full responsibilities arising from such recourse.

2.	The Transferors warrant that all documents in relation to Taizihu and Huichun which they provided to the Transferee and the auditors and legal counsel engaged by the Transferee are true, accurate, complete and valid.

3.	The Transferors warrant that the financial statements they provided to the Transferee and the auditors and legal counsel engaged by the Transferee are true, accurate and complete and other than those disclosed in the said financial statements, there are no other undisclosed liabilities or contingent liabilities and the Transferors shall bear all consequential responsibilities should this warranty be defaulted.

4.	The Transferee and the auditors and legal counsel engaged by the Transferee shall have the obligation to keep confidential information of Taizihu and Huichun obtained from Taizihu and Huichun and the Transferee herein warrants not to disclose such confidential information, without the permission of the Taizihu and Huichun, to third parties other than to agents, consultants, legal counsel and auditors engaged by the Transferee, save and except disclosure of such confidential information is required by relevant rules and regulations applicable to the Transferee or is required in response to valid orders of court of competent jurisdiction or authorized government agency.

5.	The Transferors warrant that Taizihu and Huichun did not incur any claim and/or debt and did not distribute dividends during the course of negotiation of the transfers of Stock Equities (i.e. between December 31, 2011 and the date of closing of the transfers of the Stock Equities), other than those incurred in the ordinary course of business.

6.	Upon completion of the transfers of the said Stock Equities, the original entitlements and due obligations therein shall be simultaneously transferred to the Transferee.

7.	The Transferors acknowledge the charters of Taizhu and Huichun and warrant that they shall execute their obligations and responsibilities in accordance with the charters.

8.	The Transferors warrant that they shall complete formalities with relevant government authorities for the transfers of the Stock Equities.

Article III –Profit and Loss Sharing

Prior to the completion of the transfers of the Stock Equities, the Transferors shall be entitled to the profits and shall bear the losses of Taizihu and Huichun respectively and after the completion of the transfers of the Stock Equities, the profits and losses thereof shall be respectively enjoyed and borne by the Transferee.

Article IV – Obligations of Management

Party A, Party B and Party C as the original shareholders and the Management of Taizihu and Huichun (hereinafter called the “Management”) shall upon closing of the transfer of Stock Equities, diligently and responsibly perform duties of daily operations and management of Taizihu and Huichun, as follows:

1.	The Management shall ensure normal business operations of Taizihu and Huichun being carried out and marketing channels, intellectual properties (including trade-marks, patents, patented technology, processing techniques, etc.) operated before the closing of the transfers of Stock Equities being continuously operated as effectively as before the closing of the transfers of Stock Equities.

2.	The Management by itself or via third parties shall not carry on business operations similar to the business operations of Taizihu and Huichun and shall not assist third parties to carry on business operations competing with those of Taizihu and Huichun.

3.	The Management shall be obliged to keep confidential information of Taizihu and Huichun (including customer base, suppliers, intellectual properties, financial data, etc.).

4.	The Management warrants that the financial results (audited revenue and net profit), after closing of the transfers of Stock Equities, for the first half year of 2012, shall not be worse than the average financial results of the corresponding periods of years 2010 and 2011.

5.	The Management agrees to the Transferee’s retaining a total of RMB2 million out of the purchase prices as the surety for the performance of the obligations Management and the retained amount shall be released to the Management upon the above conditions being satisfied.

Article V - Expenses Sharing

Expenses arising from the transfers of the Stock Equities shall be borne by the Transferors and Transferee jointly.

Article VI - Resolutions on disputes

Any dispute related to the validity, performance, breach or termination of this Agreement shall be resolved by all the parties through friendly negotiation. If the dispute remains unsettled, it shall be subject to the jurisdiction of the People’s Court in Beijing.

Article VII - Supplement

This Agreement shall be executed in 10 copies each of which shall possess the same legal validity. Each of Parties A, B, C, D and E shall retain one original executed copy, each of Taizihu and Huichun shall retain one original executed copy and the remaining counterparts shall be submitted to the relevant government authorities. This Agreement shall become effective upon being sealed by or signed by the respective authorized representatives of all the parties hereto.

Party A :

Authorized Representative : (signed)

/s/ Authorized Representative

Party B :

Authorized Representative : (signed)

/s/ Authorized Representative

Party C :

Authorized Representative : (signed)

/s/ Authorized Representative

Party D :

Authorized Representative : (signed)

/s/ Authorized Representative

Party E :

Authorized Representative : (signed)

/s/ Authorized Representative

山西太子湖食品有限公司及山西回春豆业有限公司股
权转让协议

甲方：和浩 身份证号：142621196712090054

住所：山西省曲沃县二运家属楼一单元402，邮编：043400

乙方：许青河 身份证号：14262119680826221X

住所：山西省曲沃县史村镇东宁村南街巷81号，邮编：043400

丙方：谢金庆 身份证号：142602196708210050

住所：山西省侯马市浍滨街西二巷北一胡同47号，邮编：043000

丁方：北京康港食品开发有限公司

法定代表人：刘继明

公司地址：北京市朝阳区建国东路康家沟168号，邮编：100025

戊方：锐德尚科技(深圳)有限公司

法定代表人: 丁云林

公司地址：深圳市宝安区大浪街道同胜社区下横朗96栋一楼，邮编：518000

甲方、乙方、丙方（以下甲方、乙方、丙方与丁方合成“转让方”）与戊方（以下简称“受让方”）就山西太子湖食品有限公司（下称“太子湖”）的股权转让事宜，丁方与戊方就山西回春豆业有限公司（下称“回春”）的股权转让事宜，经平等自愿、友好协商，于2012年2月2日在北京达成如下协议：

第一条 股权转让价格与付款方式

1、甲方同意将其持有占太子湖公司注册资本比例为50% 的股权（下称股权），以人民币14,773,222元的价格转让给戊方。

2、乙方同意将其持有占太子湖公司注册资本比例为32.5% 的股权（下称股权），以人民币9,602,594元的价格转让给戊方。

3、丙方同意将其持有占太子湖公司注册资本比例为17.5% 的股权（下称股权），以人民币5,170,628 元的价格转让给戊方。

4、丁方同意将其持有占回春公司注册资本比例为15% 的股权（下称股权），以 人民币 5,158,556元的价格转让给戊方。

5、戊方同意按此价格购买上述股权。

6、受让方同意在本协议签订后15天内向转让方支付上述股权转让款。

7、本协议签署日起,戊方即成为太子湖公司和回春公司的股东，按出资比例及章程规定分享太子湖公司和回春公司利润与分担亏损。

第二条 保证

１、转让方保证所转让给戊方的股权是转让方在公司的真实出资，是转让方合法拥有的股权，转让方拥有完全的所有权及处分权。转让方保证对所转让的股权，没有设置任何抵押、质押或担保，并免遭任何第三人的追索。否则，由此引起的所有责任，由转让方承担。

2、转让方保证向受让方及受让方委派的审计机构、律师提供的太子湖和回春的所有文件均是真实、准确、完整和有效的。

3、转让方保证，向受让方及受让方委派的审计机构提供的财务报表是真实、准确、完整的，不存在财务报表之外未经披露的负债和或有负债。否则，由此引起的所有责任，由转让方承担。

4、受让方及其委派的审计机构、律师负有保密义务，在未经转让方同意的前提下，受让方不得向除了其雇员、以及由受让方雇佣的中介机构、咨询顾问、律师及审计师以外的第三方披露转让方及太子湖、回春公司的任何资料，但符合依照适用法律和法规而需要作出的各种信息资料的披露，或者根据任何有关司法、行政等法律程序中需要作出的资料披露则除外。

5. 转让方保证，太子湖公司和回春公司协议谈判期间（2011年12月31日至股权转让完成日）不产生除正常经营业务以外的债权债务以及股利分配行为。

6、转让方转让其股权后，其原享有的权利和应承担的义务，随股权转让而转由戊方享有与承担。

7、转让方承认公司章程，保证按章程规定履行义务和责任。

8、转让方保证在政府相关部门办理公司的股权过户手续。

第三条 损益分担

股权转让前，太子湖和回春的利润和亏损由转让方享有和承担，股权转让后太子湖和回春的利润和亏损由受让方享有和承担。

第四条 管理层责任

甲方、乙方和丙方作为太子湖和回春公司的原股东，同时也是太子湖和回春公司的管理层（以下简称管理层）。在股权转让完成后，管理层本着勤勉尽责的原则，履行太子湖和回春公司的日常经营管理。

1、管理层确保太子湖和回春公司一如既往地开展业务，转让前太子湖和回春公司的销售渠道、知识产权（包括商标、专利、专有技术、工艺诀窍等）、技术人员等，在股权转让后继续存在并发挥作用。

2、管理层不得以自己名义或者第三方名义，从事与太子湖和回春公司相同或者类似的业务。不得协助第三方开展与太子湖和回春公司业务相竞争的事务。

3、管理层负有对太子湖和回春公司的所有信息（包括客户、供应商、知识产权、财务资料等等）保密的义务。

4、管理层承诺股权转让完成后，公司2012年上半年的经营业绩（经审计后的销售收入和净利润）不低于2010年和2011年同期的平均的经营业绩。

5、管理层同意受让方暂留200万元人民币转让款作为管理层履行管理责任的保证金。在达到前述条件后，受让方向管理层支付200万元人民币转让款余款。

第五条 费用负担

本次股权转让有关费用，由转让方和受让方共同承担。

第六条 争议的解决

与本协议有效性、履行、违约及解除等有关争议，各方应友好协商解决，协商不成，则由北京所在地人民法院管辖。

第七条 附则

本协议正本一式拾份，甲、乙、丙、丁、戊五方各执壹份，太子湖和回春各存一份，其余报政府相关部门备案，均具有同等法律效力。本协议经甲、乙、丙、丁、戊五方盖章或其授权签字后生效。

（本页为签字页，无正文）

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